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                                                                   Exhibit 10(n)
                                                                   -------------
                                   EXHIBIT A

                              H.B. FULLER COMPANY
                          1996 PERFORMANCE UNIT PLAN
                 (December 1, 1995 through November 30, 1998)

     Section 1. General.
     -------------------

This Plan is adopted pursuant to the H.B. Fuller Company 1992 Stock Incentive Plan (the "Stock Incentive Plan") and is subject to its terms. This Plan shall be known as the "H.B. Fuller Company Performance Unit Plan" and is hereinafter referred to as the "Performance Unit Plan."

     Section 2. Definitions.
     ----------------------

As used in this Performance Unit Plan, the following terms shall have the meanings set forth below:

     "Affiliate" shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, as determined by the Committee.

     "Award" shall mean any right granted under this Performance Unit Plan.

     "Award Agreement" shall mean any written agreement contract or other instrument or document evidencing any Award granted under the Performance Unit Plan.

     "Change in Control" shall mean:

          (a) a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, whether or not the Company is then subject to such reporting requirement;

          (b) the public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) of the Exchange Act) by the Company or any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) that such person has become the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 15% or more of the combined voting power of the Company's then outstanding securities;

          (c) the Continuing Directors cease to constitute a majority of the Company's Board of Directors;
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          (d) the shareholders of the Company approve (A) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Company stock would be converted into cash, securities or other property, other than a merger of the Company in which shareholders immediately prior to the merger have the same proportionate ownership of stock of the surviving corporation immediately after the merger; (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; or (C) any plan of liquidation or dissolution of the Company; or

          (e) the majority of the Continuing Directors determine in their sole and absolute discretion that there has been a change in control of the Company;

provided, however, that within ten business days following the date of the Change in Control, a majority of the Continuing Directors, if any, determines that there shall be no acceleration of vesting with respect to such Change in Control, then the acceleration provisions will not apply.

     "Continuing Director" shall mean any person who is a member of the Board of Directors of the Company, while such person is a member of the Board of Directors, who is not an Acquiring Person (as defined below) or an Affiliate or Associate (as defined below) of an Acquiring Person, or a representative of an Acquiring Person or any such Affiliate or Associate, and who (A) was a member of the Board of Directors on the date of this Agreement as first written above or
(B) subsequently becomes a member of the Board of Directors, if such person's initial nomination for election or initial election to the Board of Directors is recommended or approved by a majority of the Continuing Directors. For purposes of this subparagraph (e), "Acquiring Person" shall mean any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) who or which, together with all Affiliates and Associates of such person, is the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 15% or more of the combined voting power of the Company's then outstanding securities, but shall not include the Company, any subsidiary of the Company or any employee benefit plan of the Company or of any subsidiary of the Company or any entity holding shares of the Common Stock organized, appointed or established for, or pursuant to the terms of, any such plan, Elmer L. Andersen, alone or together with any of his Affiliates, or Anthony L. Andersen, alone or together with any of his Affiliates; and "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

     "Committee" shall mean a committee of the Board of Directors of the Company designated by such Board to administer this Performance Unit Plan and comprised of not less than such number of directors as shall be required to permit this Performance Unit Plan to satisfy

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the requirements of Rule 16b-3. Each member of the Committee shall be a
"disinterested person" within the meaning of Rule 16b-3.

     "Eligible Person" shall mean any employee or officer of the Company or any Affiliate who the Committee determines to be an Eligible Person.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Fair Market Value" shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing, for purposes of this Performance Unit Plan, the Fair Market Value of Shares on a given date shall be (i) the last sale price of the Shares as reported on the NASDAQ National Market System on such date, if the Shares are then quoted on the NASDAQ National Market System or (ii) the closing price of the Shares on such date on a national securities exchange, if the Shares are then being traded on a national securities exchange.

     "Participant" shall mean an Eligible Person designated to be granted a Performance Award under this Performance Unit Plan.

     "Performance Unit" shall mean any unit granted under this Performance Unit Plan evidencing the right to receive Restricted Stock or Restricted Stock Units at some future date.

     "Person" shall mean any individual, corporation, partnership, association or trust.

     "Restricted Stock" shall mean any Share into which a Performance Unit is convertible under the Performance Unit Plan.

     "Restricted Stock Unit" shall mean a unit evidencing the right to receive one Share (subject to adjustment pursuant to Section 4.3 hereof) at some future date.

     "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act or any successor rule or regulation.

     "Shares" shall mean shares of Common Stock, $1.00 par value, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4.3 of this Performance Unit Plan.

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Section 3.    Administration.
----------------------------

          Section 3.1.  Power and Authority of the Committee.  This Performance
          --------------------------------------------------
Unit Plan shall be administered by the Committee. Subject to the terms of this Performance Unit Plan and applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the number of Performance Units to be granted to each Participant under this Performance Unit Plan; (iii) determine the number of Shares with respect to which payments, rights or other matters are to be calculated in connection with each Award;
(iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement and accelerate the lapse of restrictions relating to Restricted Stock; (vi) determine whether, to what extent and under what circumstances Awards may be canceled, forfeited or suspended; (vii) interpret and administer this Performance Unit Plan and any instrument or agreement relating to, or Award made under, this Performance Unit Plan; (viii) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of this Performance Unit Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of this Performance Unit Plan. Unless otherwise expressly provided in this Performance Unit Plan, all designations, determinations, interpretations and other decisions under or with respect to this Performance Unit Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award and any employee of the Company or any Affiliate.

          Section 3.2.  Meetings of the Committee.  The Committee shall select
          ---------------------------------------
one of its members as its chairman and shall hold its meetings at such times and places as the Committee may determine. A majority of the Committee's members shall constitute a quorum. All determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary and may make such rules and regulations for the conduct of its business as it shall deem advisable.

          Section 3.3.  Delegation.  The Committee may delegate to one or more
          ------------------------
officers of the Company or any Affiliate or a committee of such officers the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to Eligible Persons who are not officers or directors of the Company or Affiliate for purposes of Section 16 of the Exchange Act. Only the Committee is permitted to grant Awards to Eligible Persons who are officers or directors of the Company for purposes of Section 16 of the Exchange Act.

Section 4.  Shares Available for Awards.
---------------------------------------

          Section 4.1.  Shares Available.  Subject to adjustment as provided in
          ------------------------------
Section 4(c), the number of Shares with respect to which Awards may be granted under this Performance Unit Plan shall not exceed the maximum number of Shares available for issuance under the Stock Incentive Plan less the number of Shares available for issuance under any other plan adopted

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pursuant to the Stock Incentive Plan. Shares issued pursuant to the Performance
Unit Plan may be either from the authorized but unissued shares of the Company's Common Stock or from shares of Common Stock reacquired by the Company, including shares purchased in the open market. If any shares of Restricted Stock or any Restricted Stock Units to which an Award relates are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under this Performance Unit Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Performance Unit Plan.

          Section 4.2.  Accounting for Awards.  For purposes of this Section 4,
          -----------------------------------
the number of Shares to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under this Performance Unit Plan.

          Section 4.3.  Adjustments.  In the event that the Committee shall
          -------------------------
determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Performance Unit Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of the number and type of Shares (or other securities or other property) which thereafter may be made the subject of Awards and the number and type of Shares (or other securities or other property) subject to outstanding Awards.

     Section 5.  Eligibility.
     -----------------------

          Any Eligible Person, including any Eligible Person who is an officer or director of the Company or any Affiliate, shall be eligible to be designated a Participant.

     Section 6.  Performance Units.
     -----------------------------

          The Committee is hereby authorized to grant Performance Units to Participants subject to the terms of this Performance Unit Plan and any applicable Award Agreement. A Performance Unit granted under this Performance Unit Plan (a) shall be denominated in cash and payable in Restricted Stock or Restricted Stock Units, as applicable, and (b) shall confer on the holder thereof the right to receive a payment, in whole but not in part, upon the achievement of the performance goals set forth in
     Schedule I hereto during the performance three-year period ending November 30, 1998 as set forth in such schedule or the Award Agreement (the "Performance Period"). Subject to the terms of this Performance Unit Plan and any applicable Award Agreement, the number of any Performance Units granted and the value of any Performance Unit shall be determined by the Committee.

          Section 6.1.  Number of Performance Units.  Performance Units may be
          -----------------------------------------
     granted in the sole discretion of the Committee to the Participant for any fiscal year (a "Performance Year") in the Performance Period. Following any such grant the Participant will be notified of the number of Performance Units, if any, granted to the Participant by the Committee. The Participant may or may not receive a grant in any given Performance Year during the Performance Period.

          Section 6.2.  Payment of Performance Units.  If Performance Units are
          ------------------------------------------
     granted to the Participant for a Performance Period, such Performance Units will be credited to the Participant during such Performance Period; however, such Performance Units shall be paid only at the end of the Performance Period upon the attainment of the cumulative Performance Objectives for the Performance Period established by the Committee. The Performance Objectives for each of the Performance Years ending November 30, 1996, 1997 and 1998 are set forth in Schedule I hereto. The value of each Performance Unit shall be based on cumulative Performance Objectives established by the Committee for the entire Performance Period and shall have the value set forth in the matrix contained in the Schedule I hereto.

          Section 6.3.  Payment of Performance Units.  Performance Units shall
          ------------------------------------------
     be credited to a Participant annually following the end of the Company's fiscal year; however, Performance Units shall be paid only upon the attainment of the performance goals set forth in Schedule I hereto.

          Section 6.4.  Restrictions.  Performance Units shall be subject to
          --------------------------
     such restrictions as the Committee may impose, which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.

          Section 6.5.  Forfeiture Prior to Conversion to Restricted Stock or
          -------------------------------------------------------------------
     Restricted Stock Units.  Except as otherwise determined by the Committee,
     ----------------------
     upon termination of employment during the Performance Period, all Performance Units credited to the terminating Participant at such time which have not yet been converted to Restricted Stock or Restricted Stock Units, as applicable, shall be forfeited.

          Section 6.6.  Limits on Transfer of Awards.  No Award and no right
          ------------------------------------------
     under any such Award shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution; provided, however,
                                                         --------  --------
     that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant. Each right under any Award shall be exercisable during the Participant's lifetime only by the Participant or, if permissible under applicable law, by the Participant's guardian or legal representative. No Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

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

     Section 7.  Conversion of Performance Units to Restricted Stock or
     ------------------------------------------------------------------
                 Restricted Stock Units.
                 -----------------------

          As of the last day of the Performance Period, the Participant's Performance Units will be converted to the largest number of whole shares of Restricted Stock or Restricted Stock Units as specified in the Award Agreement that equals the aggregate value of Performance Units earned during such Performance Period divided by the Fair Market Value of the Shares as of such day. No fractional Shares shall be issued or converted pursuant to this Performance Unit Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

          Section 7.1.  Forfeiture After Conversion to Restricted Stock or
          ----------------------------------------------------------------
     Restricted Stock Units. Except as provided in Section 7.5 hereof or as
     -----------------------
     otherwise determined by the Committee, all Restricted Stock or Restricted Stock Units, as applicable, shall be forfeited and reacquired by the Company and all rights of the Participant in such Restricted Stock or Restricted Stock Units, as applicable, thereto shall terminate unless the Participant remains in the continuous employment of the Company or any Affiliate for a period (the "Restricted Period"), of three years from the date of the conversion of the Performance Units to Restricted Stock or Restricted Stock Units, as applicable; provided,however, that the Committee
                                            -------- -------
     may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Restricted Stock or Restricted Stock Units, as applicable. Shares of Restricted Stock or Shares representing the equivalent of whole Restricted Stock Units that are no longer subject to restrictions shall be delivered to the holder thereof promptly after the applicable Restricted Period lapses or is waived.

          Section 7.2.  Stock Certificates Representing Restricted Stock.  At
          --------------------------------------------------------------
     the time that the Participant's Performance Units are converted to Restricted Stock, such Restricted Stock shall be issued and held by the Company or held in nominee name by the stock transfer agent or brokerage service selected by the Company to provide such services for the Performance Unit Plan. No stock certificates evidencing such shares of Restricted Stock shall be issued to the Participant prior to the lapse or waiver of restrictions applicable to such Restricted Stock. Neither this
     Section 7(b) nor any action taken pursuant to nor in accordance with this
     Section 7(b) shall be construed to create a trust of any kind. At the end of the Restricted Period, certificates for the shares of Restricted Stock issued upon the conversion of Performance Units awarded to the Participant shall be delivered to the Participant within 30 days following the end of the Restricted Period subject only to such restrictive legend, if any, as may be required under the then applicable securities laws.

          Section 7.3.  Conversion of Restricted Stock Units.  On the first
          --------------------------------------------------
     business day subsequent to the termination of the Restricted Period, each Restricted Stock Unit shall, automatically and without further action of the Company, be converted to one Share (subject to adjustment pursuant to Section 4(c) hereof) and the Participant shall thereupon become a record holder of each such Share for all purposes. No fractional Shares shall be issued or delivered pursuant to

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     this Restricted Stock Unit Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

          Section 7.4.  Special Provisions Upon a Change in Control.
          ---------------------------------------------------------
     Notwithstanding any other provision in this Performance Unit Plan to the contrary, the Restricted Period pertaining to any Restricted Stock or Restricted Stock Units issued upon the conversion of Performance Units awarded under this Performance Unit Plan will immediately lapse upon the occurrence of a Change in Control.

          Section 7.5.  Termination of Employment by Reason of Death,
          -----------------------------------------------------------
     Disability or Retirement. In the event that a Participant shall cease to
     ------------------------
     be employed by the Company or its subsidiaries due to death, permanent disability, normal retirement at age 65 or older, or early retirement with the consent of the Compensation Committee of the Board of Directors, the Restricted Period with respect to the Restricted Stock or Restricted Stock Unit, as applicable, held by such Participant shall be deemed to have ended on the date of such termination of employment.

          Section 7.6.  Prohibition on Transfer of Restricted Stock.  Shares of
          ---------------------------------------------------------
     Restricted Stock or Restricted Stock Units may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of during the Restricted Period.

          Section 7.7.  Leave of Absence.  The Committee may make such
          ------------------------------
     provision as it deems equitable respecting the continuance of the restrictions contained herein on any Restricted Stock held by a Participant during an approved leave of absence.

     Section 8.  Rights as a Shareholder.
     -----------------------------------

          Section 8.1.  Voting Rights.  Upon the issuance of Restricted Stock
          ---------------------------
     upon conversion of Performance Units awarded to a Participant, such Participant shall be entitled to voting rights with respect to such Shares of Restricted Stock. At no time prior to the conversion of Restricted Stock Units into Shares shall a participant be entitled to voting rights with respect to such Shares or the Restricted Stock Units.

          Section 8.2.  Dividends on Restricted Stock.  As a condition to
          -------------------------------------------
     receiving an Award under the Performance Unit Plan, each Participant shall be required to elect in writing to defer the receipt of dividends paid on shares of Restricted Stock issued upon conversion of Performance Units awarded to such Participant. All cash dividends otherwise payable on and with respect to Restricted Stock shall be reinvested in additional shares of Restricted Stock at the Fair Market Value of the Shares. All Restricted Stock issued pursuant to this Section 7(g)(ii) shall be held in nominee name by the stock transfer agent or brokerage service selected by the Company to provide such services for the Plan. A report showing the number of shares of Restricted Stock so purchased with reinvested dividends shall be sent to the Participant within 30 days following the applicable dividend payment date. No stock certificates evidencing such Restricted Stock shall be issued to the Participant prior to the lapse or waiver of restrictions applicable to the shares of Restricted Stock with respect to which the reinvested dividends were paid. Shares of Restricted Stock resulting from the reinvestment of dividends shall be forfeited in the event that the shares of Restricted Stock with respect to which the reinvested dividends were paid are forfeited. Stock certificates registered in the name of the Participant shall be delivered to the Participant within 30 days after such restrictions lapse or are waived. Only whole Shares shall be issued to the Participant following the lapse or waiver of such restrictions; the value of any fractional Shares shall be paid in cash at the time such Shares are issued to the Participant.

          Section 8.3.  Dividend Equivalents.  As long as a Participant holds
          -----------------------------------
     outstanding Restricted Stock Units, the Company shall credit to such Participant, on each date that the Company pays a cash dividend to holders of Shares generally, a number of Restricted Stock Units equal to the total number of whole Restricted Stock Units previously credited to such Participant multiplied by the cash dividend per Share paid on such date to such holders, divided by the Fair Market Value of a Share on such date. Any fractional Restricted Stock Units resulting from such calculation shall be carried over and added to any additional Restricted Stock Units as may be credited to the Participant in connection with similar calculations in the future. A report showing the number of Shares so credited shall be sent to the Participant periodically, as determined by the Committee. Restricted Stock Units credited pursuant to this Section 8.3 will be forfeited if and when the Restricted Stock Units to which such dividend equivalents were paid are forfeited.

     Section 9.  Payment of Cash Value  of Award.
     -------------------------------------------

          The Committee, in its sole discretion, may elect to cause a Participant to be paid the cash value of Performance Units, Restricted Stock or Restricted Stock Units held by such Participant prior to the expiration of the applicable Performance Period or Restricted Period and terminate such Participant's rights with respect to such Performance Units, Restricted Stock or Restricted Stock Units.

     Section 10. Securities Matters.
     -------------------------------

          No shares of Restricted Stock shall be issued hereunder prior to such time as counsel to the Company shall have determined that the issuance and delivery of such Restricted Stock will not violate any federal or state securities or other laws. The Participant may be required by the Company, as a condition to the Award granted hereunder, to agree in writing that all Restricted Stock to be acquired pursuant to this Performance Unit Plan shall be held for his or her own account without a view to any further distribution thereof, that the certificates for such shares of Restricted Stock shall bear an appropriate legend to that effect, and that such shares of Restricted Stock will not be transferred or disposed of except in compliance with applicable federal and state laws. The Company may, in its sole discretion, defer the effectiveness of any Award or the conversion of Performance Units to Restricted Stock hereunder in order to allow the issuance of Restricted Stock pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933 of any Restricted Stock to be issued hereunder or to effect similar compliance under any state laws. If Shares are traded on a securities exchange, the Company shall not be required to deliver to the Participant certificates representing any shares of Restricted Stock unless and until such shares of Restricted Stock have been admitted for trading on such securities exchange. The Company shall inform the Participant in writing of its decision to defer the effectiveness of any award of Restricted Stock hereunder.

     Section 11. Amendment and Termination; Adjustments.
     ---------------------------------------------------

          Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement, the Stock Incentive Plan or in this Performance Unit Plan:

          Section 11.1.  Amendments to Performance Unit Plan.  The Committee may
          --------------------------------------------------
     amend, alter, suspend, discontinue or terminate this Performance Unit Plan; provided, however, that, notwithstanding any other provision of this
     -----------------
     Performance Unit Plan or any Award Agreement, without the approval of the shareholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval,
     (i) would cause Rule 16b-3 to become unavailable with respect to this Performance Unit Plan, and/or (ii) would violate the rules or regulations of the National Association of Securities Dealers, Inc. or any securities exchange that are applicable to the Company.

          Section 11.2.  Amendments to Awards.  The Committee may waive any
          -----------------------------------
     conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. The Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, without the consent of the Participant or holder or beneficiary thereof, except as otherwise herein provided.

          Section 11.3.  Correction of Defects, Omissions and Inconsistencies.
          -------------------------------------------------------------------
     The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Performance Unit Plan or any Award in the manner and to the extent it shall deem desirable to carry this Performance Unit Plan into effect.

     Section 12. General Provisions.
     --------------------------------

          Section 12.1.  Income Tax Withholding.  In order to comply with all
          -------------------------------------
     applicable income, social, payroll or other tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable income, social, payroll or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant.

          Section 12.2.  No Rights to Awards.  No Eligible Person, Participant
          ----------------------------------
     or other Person shall have any claim to be granted any Award under this Performance Unit Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under this Performance Unit Plan. The terms and conditions of Awards need not be the same with respect to different Participants.

          Section 12.3.  No Cash Consideration for Awards.  Awards shall be
          -----------------------------------------------
     granted for no cash consideration.

          Section 12.4.  Awards May Be Granted Separately or Together.  Awards
          -----------------------------------------------------------
     may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any award granted under any plan of the Company or any Affiliate other than this Performance Unit Plan. Awards granted in addition to or in tandem with awards granted under any such other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

          Section 12.5.  Award Agreements.  No Participant will have rights
          -------------------------------
     under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company.

          Section 12.6.  No Limit on Other Compensation Arrangements.  Nothing
          ----------------------------------------------------------
     contained in this Performance Unit Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

          Section 12.7.  No Right to Employment.  The grant of an Award shall
          -------------------------------------
     not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment, free from any liability or any claim under this Performance Unit Plan, unless otherwise expressly provided in this Performance Unit Plan or in any Award Agreement.

          Section 12.8.  Governing Law.  The internal law, and not the law of
          ----------------------------
     conflicts, of the State of Minnesota will govern all questions concerning the validity, construction and effect of this Performance Unit Plan and any rules and regulations relating to this Performance Unit Plan.

          Section 12.9.  Severability.  If any provision of this Performance
          ---------------------------
     Unit Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify this Performance Unit Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of this Performance Unit Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of this Performance Unit Plan or any such Award shall remain in full force and effect.

          Section 12.10.  No Trust or Fund Created.  Neither this Performance
          ----------------------------------------
     Unit Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary

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

     relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

          Section 12.11.  Headings.  Headings are given to the Sections and
          ------------------------
     subsections of this Performance Unit Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Performance Unit Plan or any provision thereof.

          Section 12.12.  Effective Date of Performance Unit Plan.  This
          -------------------------------------------------------
     Performance Unit Plan shall be effective as of the later of the date of its adoption by the Committee or the date of the approval of the Stock Incentive Plan by the shareholders of the Company.


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